UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 26, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Events and Required FD Disclosure.

Janus Capital Group Inc. (“Janus”) is filing a press release announcing the completion of its pending exchange offers.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release announcing the completion of Janus’ pending exchange offers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: April 26, 2004	By:	/s/ Loren M. Starr

Loren M. Starr
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release announcing the completion of Janus’ pending exchange offers.

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